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                                                                  EXHIBIT 23(b)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 of Barnett Banks, Inc., of our report dated January 14, 1993.


PRICE WATERHOUSE LLP



Tampa, Florida
August 31, 1995